UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 4, 2021

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Pulse Biosciences, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-37744	46-5696597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3957 Point Eden Way

Hayward, California 94545

(Address of principal executive offices) (Zip code)

(510) 906-4600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PLSE	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Resignations

On October 4, 2021, Kenneth A. Clark resigned from the Board of Directors (the “Board”) of Pulse Biosciences, Inc. (the “Company”) and from all committees of the Board for personal reasons. The resignation of Mr. Clark is effective immediately and is not the result of any disagreement with the Company relating to the Company’s operations, policies or practices. Mr. Clark’s service and contributions to the Company have been greatly appreciated and, in connection with Mr. Clark’s resignation, the Company has agreed to waive the requirement that Mr. Clark exercise his vested options within ninety days of his resignation. As of October 4, 2021, Mr. Clark held vested options for the purchase of up to 150,574 shares of common stock at exercise prices ranging from $10.66 to $23.08 per share.

On October 4, 2021, Mahkam Zanganeh, DDS, resigned from the Audit Committee of the Board (the “Audit Committee”) for personal reasons. The resignation of Dr. Zanganeh from the Audit Committee is not the result of any disagreement with the Company relating to the Company’s operations, policies or practices. Dr. Zanganeh continues to serve as a member of the Board.

Election of Director; Appointment of Member to Board Committees

On October 4, 2021, the Board elected Laureen DeBuono to the Board, effective immediately, to fill the vacancy on the Board resulting from Mr. Clark’s resignation. Ms. DeBuono will serve until her term expires at the annual meeting of stockholders to be held in 2022 and until her successor is elected and qualified or until her earlier death, resignation or removal. In addition, the Board appointed Ms. DeBuono to serve as a member of the Audit Committee of the Board and as the Chair of the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”). In the case of the Audit Committee, Ms. DeBuono will serve in place of Dr. Zanganeh.

Ms. DeBuono currently serves as Managing Partner of FLG Partners, LLC, the leading interim CEO/ CFO and board advisory firm in California. Ms. DeBuono has been with FLG Partners since 2011. From 2014 to 2016, Ms. DeBuono helped to lead Rodan+Fields, a high-growth skincare company with a robust e-commerce and social-selling business model, as both an advisor to its board of directors and as Interim Chief Financial Officer. In 2017, Ms. DeBuono was the Chief Operating Officer of Circa of America LLC, a private-label manufacturer. In 2018, she joined HotelTonight as an Advisor to its board of directors and as Interim Chief Financial Officer, and oversaw its sale in April 2019 to AirBnB. Additionally, she was Chief Executive Officer and a member of the board of directors of govino, LLC, a global CPG company in the gift and wine accessories business from 2018 through January 2020. Ms. DeBuono received a BA, summa cum laude and Phi Beta Kappa, from Duke University, an MA from Stanford University, where she was a Stanford University Fellow, and a JD from the New York University School of Law, where she was a Root Tilden Scholar.

In accordance with the Company’s non-employee director compensation policy, non-employee directors receive: (i) an annual retainer of $40,000, to be paid in equal quarterly installments, for service on the Board; (ii) an annual retainer of $10,000 for service on the Audit Committee; and (iii) an annual retainer of $10,000 for service as the Chair of the Nominating Committee. Consistent with Company policy, Ms. DeBuono will receive proportionate retainers for her service on the Board and on the Audit and Nominating Committees until the next annual meeting of stockholders. Also, consistent with Company policy, Ms. DuBuono may elect to convert all or a portion of her cash retainer payments into a number of options (a “Retainer Option,” and such election, a “Retainer Option Election”). The number of shares subject to a Retainer Option will be equal to (i) the product of (A) the dollar value of the aggregate cash-based retainer payments that she elects to forego over the course of a specified period covered by a Retainer Option Election in favor of receiving a Retainer Option multiplied by (B) three, divided by (ii) the fair market value of a share on the date of grant of the Retainer Option, provided that the number of shares covered by such Retainer Option shall be rounded to the nearest whole share. The Company will also reimburse Ms. DeBuono for all reasonable out-of-pocket expenses incurred in the performance of her duties as a director.

In addition, Ms. DeBuono received an initial stock option grant to purchase 32,500 shares of the Company’s common stock under the terms of the Company’s equity compensation plan, with one-third of the shares subject to the option vesting on the one-year anniversary of the date of grant, and the remaining shares vesting monthly over the following two years, provided she continues to serve as a director through each vesting date. Ms. DeBuono will also be eligible to automatically receive an annual stock option grant to purchase 20,000 shares of the Company’s common stock on the date of the annual meeting beginning on the date of the first annual meeting that is held after she received her initial award, provided that she continues to serve as a director through such date, which annual award will vest monthly over one year, provided she continues to serve as a director through each vesting date.

Ms. DeBuono has executed the Company’s standard form of indemnification agreement.

There are no family relationships between Ms. DeBuono and any director or executive officer of the Company. Ms. DeBuono was not selected by the Board to serve as a director pursuant to any arrangement or understanding with any person. Ms. DeBuono has not engaged in any transaction that would be reportable as a related party transaction under Item 404(a) of Regulation S-K.

Appointment of Officer

On October 4, 2021, the Board designated Mr. Levinson, the Company’s Chief Strategy Officer, as an executive officer within the meaning of Rules 3b-7 and 16a-1(f) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 7.01. Regulation FD Disclosure.

On October 5, 2021, the Company issued a press release announcing the appointment of Laureen DeBuono to the Board and the resignation of Kenneth Clark from the Board. A copy of the press release is included as Exhibit 99.1 hereto.

This information is intended to be furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Pulse Biosciences, Inc. dated October 5, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULSE BIOSCIENCES, INC.

By:	/s/ Sandra A. Gardiner
Sandra A. Gardiner Chief Financial Officer, Executive Vice President of Finance and Administration, and Treasurer (Principal Financial and Accounting Officer)

Date: October 6, 2021